SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2005, the Board of Directors approved an agreement dated October 1, 2005 between Moog Inc. (the "Company") and Robert H. Maskrey, a Director of the Company, to provide consulting services on a management and executive level to the Company as an independent contractor, not an employee, on an as-needed basis with respect to such matters relating to the business of the Company.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

        10.1 Consulting Agreement between Moog Inc. and Robert H. Maskrey

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: December 2, 2005	By:	/s/ Robert R. Banta
	Name:	Robert R. Banta
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit                  Description

10.1                     Consulting Agreement between Moog Inc. and Robert H. Maskrey